UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23380

Name of Fund:  BlackRock Credit Strategies Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Strategies Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2019

Date of reporting period: 06/30/2019

Item 1 – Report to Stockholders

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Credit Strategies Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call BNY Mellon at (800) 882-0052 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2019	BlackRock Credit Strategies Fund

Investment Objective

BlackRock Credit Strategies Fund’s (the “Fund”) investment objective is to seek to provide high income and attractive risk-adjusted returns. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its Managed Assets (as defined below) in fixed income securities, with an emphasis on public and private corporate credit. The Fund may invest without limit in fixed-income securities across several investment sectors, including, but not limited to: fixed-income securities rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”), investment grade corporate bonds, fixed-income securities issued by governmental entities (including supranational entities), their agencies and instrumentalities, mezzanine investments, collateralized loan obligations, bank loans, mortgage-related and asset-backed securities and other fixed and floating or variable rate obligations. The Fund may invest in such fixed-income securities of issuers located in the United States and non-U.S. countries, including emerging market countries. Some of the loans in which the Fund may invest or to which it may get exposure to through its investments in collateralized debt obligations (“CDOs”) or other types of structured securities may be “covenant lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund intends to invest across multiple credit sectors and employ multiple strategies. The Fund is not required to invest in each investment sector at all times, and its investment in each investment sector may vary over time. As part of its strategy, the Fund will seek to invest in select less liquid or illiquid private credit investments, generally involving corporate borrowers, that BlackRock Advisors, LLC (the “Manager”) believes present the potential for higher yield and capital appreciation versus more liquid portions of the Fund’s portfolio. While the amount of Fund’s net assets allocated to such investments may vary over time, the Manager anticipates allocating 30-50% of the Fund’s net assets (calculated at the time of investment) to these types of investments. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Fund’s investment objective will be achieved.

Net Asset Value Per Share Summary

	06/30/19	02/28/19 (a)	Change	High	Low
Net Asset Value	$10.17	$10.00	1.70%	$10.19	$9.96

(a)	Commencement of operations.

Overview of the Fund’s Total Investments*

PORTFOLIO COMPOSITION

Asset Type	06/30/19
Corporate Bonds	71%
Floating Rate Loan Interests	12
Asset-Backed Securities	8
Preferred Securities	4
Investment Companies	4
Foreign Agency Obligation	1
Other	—	(a)

(a)	Includes a less than 1% holding in Options Purchased.
*	Excludes Short-Term Securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	06/30/19
A	1%
BBB/Baa	14
BB/Ba	24
B/B	42
CCC	9
N/R	10

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If the Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under a reverse repurchase agreement (including accrued interest) or the treasury roll transaction, then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

THE BENEFITS AND RISKS OF LEVERAGING	5

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of BlackRock Credit Strategies Fund may incur the following charges: (a) transactional expenses, including early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example on the next page (which is based on a hypothetical investment of $1,000 invested on February 28, 2019 (commencement of operations) and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as early withdrawal fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example for Continuously Offered Closed-End Fund

Actual				Hypothetical (c)
		Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
Beginning Account Value (02/28/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (02/28/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)
$1,000.00	$1,031.80	$5.16	$4.96	$1,000,000	$1,011.63	$5.11	$1,011.83	$4.91

(a)

Expenses are equal to the Fund's annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the period since inception date of February 28, 2019).

(b)

Expenses are equal to the Fund's annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the period since inception date of February 28, 2019).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 7.6%
Aqueduct European CLO DAC, Series 2017-2X, Class E, 4.40%, 10/15/30(a)	EUR	289	$299,316
Arbour CLO IV DAC, Series 4X, Class E, (3 mo. Euribor + 5.60%), 5.60%, 01/15/30(b)		300	339,942
Ares CLO Ltd., 1.00%, 04/24/31(a)(c)	USD	500	500,287
Ares XL CLO Ltd., Series 2016-40A, Class CR, 6.00%, 01/15/29(a)(c)		500	499,580
Ares XLIV CLO Ltd., Series 2017-44A, Class C, (3 mo. LIBOR US + 3.45%), 6.05%, 10/15/29(b)(c)		500	494,350
ASSURANT CLO II Ltd., Series 2018-1A, Class D, 5.44%, 04/20/31(a)(c)		500	485,102
Avoca CLO XX DAC, 5.75%, 07/15/32(a)	EUR	300	326,504
Cairn CLO IV BV, Series 2014-4X, Class ERR, 5.88%, 04/30/31(a)		200	226,533
Dryden 36 Senior Loan Fund, Series 2014-36A, Class DR2, 6.30%, 04/15/29(a)(c)	USD	500	502,001
GoldentTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.35%), 5.94%, 04/20/29(b)(c)		500	499,501
OCP CLO Ltd., Series 2013-4A, Class CR, (3 mo. LIBOR US + 3.96%), 6.54%, 04/24/29(b)(c)		500	500,642
Octagon Investment Partners 31 LLC, Series 2017-1A, Class D, (3 mo. LIBOR US + 3.70%), 6.29%, 07/20/30(b)(c)		500	500,986
OHA Loan Funding Ltd., Series 2013-1A, Class DR2, 5.64%, 07/23/31(a)(c)		750	735,445
Regatta VI Funding Ltd., Series 2016-1A, Class DR, 5.29%, 07/20/28(a)(c)		500	485,457
Regatta X Funding Ltd., Series 2017-3A, Class D, 5.34%, 01/17/31(a)(c)		250	241,748
TICP CLO VIII Ltd., Series 2017-8A, Class C, 5.69%, 10/20/30(a)(c)		500	495,074
Voya CLO Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.33%), 5.92%, 04/17/30(b)(c)		500	494,712

Total Asset-Backed Securities — 7.6% (Cost — $7,618,228)			7,627,180

Corporate Bonds — 67.1%

Aerospace & Defense — 2.0%
Bombardier, Inc.(c):
7.50%, 12/01/24		377	384,540
7.88%, 04/15/27		405	405,506
TransDigm UK Holdings PLC, 6.88%, 05/15/26		200	202,375
TransDigm, Inc., 6.25%, 03/15/26(c)		971	1,021,978

			2,014,399

Airlines — 0.2%
SriLankan Airlines Ltd., 7.00%, 06/25/24		200	200,250

Auto Components — 0.7%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
4.38%, 05/15/26	EUR	100	117,406
6.25%, 05/15/26(c)	USD	291	302,276
8.50%, 05/15/27(c)		255	262,650

			682,332

Banks — 0.6%
Emirates NBD PJSC, 6.13%(a)(d)		200	206,187
Kookmin Bank(5 year CMT + 2.64%), 4.35%(b)(e)(f)		200	201,615
Philippine National Bank, 3.28%, 09/27/24		200	200,000

			607,802

Security	Par (000)		Value

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49	USD	500	$612,754

Building Materials — 0.1%
Allied Universal HoldCo LLC, 6.63%, 07/15/26(c)(f)		125	126,875

Building Products — 0.6%
Builders FirstSource, Inc., 6.75%, 06/01/27(c)		15	15,825
CPG Merger Sub LLC, 8.00%, 10/01/21(c)		326	330,483
Modern Land China Co. Ltd., 12.85%, 10/25/21		200	198,000

			544,308

Capital Markets — 0.7%
Huarong Finance Co. Ltd.:
Series 2017, (5 year CMT + 7.77%), 4.50%(b)(d)		500	502,344
Series 2019, 4.50%, 05/29/29		200	203,021

			705,365

Chemicals — 2.5%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(c)		731	720,035
Element Solutions, Inc., 5.88%, 12/01/25(c)		611	636,203
ENN Clean Energy International Investment Ltd., 7.50%, 02/27/21		350	352,625
PQ Corp., 5.75%, 12/15/25(c)		527	532,929
Rock International Investment Co., 6.63%, 03/27/20		300	237,750

			2,479,542

Commercial Services & Supplies — 1.1%
Core & Main LP, 6.13%, 08/15/25(c)		526	531,260
GFL Environmental, Inc., 8.50%, 05/01/27(c)		42	45,202
Mobile Mini, Inc., 5.88%, 07/01/24		489	503,670

			1,080,132

Communications Equipment — 1.2%
CommScope, Inc., 6.00%, 03/01/26(c)		480	492,000
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(c)		26	26,748
Zayo Group LLC/Zayo Capital, Inc.:
6.38%, 05/15/25		237	241,728
5.75%, 01/15/27(c)		380	387,174

			1,147,650

Construction & Engineering — 0.6%
China Singyes Solar Technologies Holdings Ltd., 6.75%, 10/17/49(g)(i)		200	156,000
Delhi International Airport Ltd., 6.45%, 06/04/29		200	210,000
frontdoor, Inc., 6.75%, 08/15/26(c)		209	222,585
SRS Distribution, Inc., 8.25%, 07/01/26(c)		23	22,368

			610,953

Consumer Discretionary — 0.9%
Dun & Bradstreet Corp., 6.88%, 08/15/26(c)		319	336,944
Global A&T Electronics Ltd., 8.50%, 01/12/23		200	186,438
Viking Cruises Ltd., 5.88%, 09/15/27(c)		403	408,037

			931,419

Consumer Finance — 2.6%
Ally Financial, Inc., 8.00%, 11/01/31		331	437,486
Credit Acceptance Corp., 6.63%, 03/15/26(c)		20	21,025
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(j)	EUR	200	215,765
Refinitiv US Holdings, Inc.:
6.25%, 05/15/26(c)	USD	492	506,022
6.88%, 11/15/26	EUR	100	115,498
8.25%, 11/15/26(c)	USD	530	545,105
Springleaf Finance Corp., 6.88%, 03/15/25		110	120,448
Verscend Escrow Corp., 9.75%, 08/15/26(c)		594	617,017

			2,578,366

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Containers & Packaging — 1.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 05/15/24(c)	USD	847	$892,526
LABL Escrow Issuer LLC, 6.75%, 07/15/26(c)(f)		27	27,236
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(c)		586	586,293

			1,506,055

Diversified Consumer Services — 0.4%
Ascend Learning LLC, 6.88%, 08/01/25(c)		411	418,069

Diversified Financial Services — 3.4%
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	200	262,245
Celestial Dynasty Ltd., 4.25%, 06/27/29	USD	200	201,310
CFLD Cayman Investment Ltd., 8.63%, 02/28/21		200	207,500
China Huadian Overseas Development Management Co. Ltd.(5 year CMT + 4.78%), 4.00%(b)(d)		200	202,000
Fairstone Financial, Inc., 7.88%, 07/15/24(c)		12	12,225
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	100	104,404
Lloyds Banking Group PLC(5 year CMT + 4.82%), 6.75%(b)(d)	USD	225	231,019
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		200	187,850
Power Finance Corp. Ltd.:
3.75%, 06/18/24		200	201,539
4.50%, 06/18/29		200	204,503
Rongshi International Finance Ltd., 3.75%, 05/21/29		200	207,866
Scenery Journey Ltd.:
11.00%, 11/06/20		400	416,000
13.75%, 11/06/23		200	213,850
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(c)		271	279,130
Vertex Capital Investment Ltd., 4.75%, 04/03/24		200	205,332
Xi Yang Overseas Ltd., 4.30%, 06/05/24		200	201,339

			3,338,112

Diversified Telecommunication Services — 0.7%
CenturyLink, Inc.:
5.63%, 04/01/25		98	99,960
Series U, 7.65%, 03/15/42		4	3,740
Series Y, 7.50%, 04/01/24		260	287,625
Embarq Corp., 8.00%, 06/01/36		103	99,686
Frontier Communications Corp., 8.00%, 04/01/27(c)		192	199,680

			690,691

Electric Utilities — 0.3%
Edison International, 5.75%, 06/15/27		10	10,741
ReNew Power Synthetic, 6.67%, 03/12/24		200	204,137
Talen Energy Supply LLC:
6.50%, 06/01/25		6	5,025
10.50%, 01/15/26(c)		6	5,985
7.25%, 05/15/27(c)		31	31,775
6.63%, 01/15/28(c)(f)		24	23,850

			281,513

Energy Equipment & Services — 1.3%
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(c)		25	26,128
Neerg Energy Ltd., 6.00%, 02/13/22		400	402,156
Precision Drilling Corp., 5.25%, 11/15/24		2	1,850
Transocean, Inc., 9.00%, 07/15/23(c)		173	184,245
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 09/01/27(c)		676	709,874

			1,324,253

Environmental, Maintenance, & Security Service — 0.3%
GFL Environmental, Inc., 7.00%, 06/01/26(c)		130	133,088
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		118	120,655

			253,743

Security	Par (000)		Value

Food Products — 1.1%
JBS USA LUX SA/JBS USA Finance, Inc.(c):
5.75%, 06/15/25	USD	396	$412,830
6.75%, 02/15/28		366	396,652
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29(c)		79	85,814
Knight Castle Investments Ltd., 7.99%, 01/23/21		300	210,258

			1,105,554

Health Care Equipment & Supplies — 1.8%
Avantor, Inc.(c):
6.00%, 10/01/24		686	729,904
9.00%, 10/01/25		374	417,010
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(c)		723	690,465

			1,837,379

Health Care Providers & Services — 2.3%
CHS/Community Health Systems, Inc., 8.00%, 03/15/26(c)		143	137,595
HCA, Inc., 5.25%, 06/15/49		500	519,855
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(c)		373	349,762
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(c)(j)		177	156,202
Surgery Center Holdings, Inc.(c):
6.75%, 07/01/25		329	284,585
10.00%, 04/15/27		31	30,923
Tenet Healthcare Corp.:
8.13%, 04/01/22		102	106,972
6.25%, 02/01/27(c)		591	611,685
Vizient, Inc., 6.25%, 05/15/27(c)		47	49,646

			2,247,225

Health Care Technology — 0.4%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(c)		422	428,330

Hotels, Restaurants & Leisure — 1.7%
1011778 BC ULC/New Red Finance, Inc., 5.00%, 10/15/25(c)		836	842,521
Golden Nugget, Inc., 6.75%, 10/15/24(c)		405	417,150
Scientific Games International, Inc., 8.25%, 03/15/26(c)		117	122,849
Sisal Group SpA, 7.00%, 07/31/23	EUR	100	116,827
Studio City Finance Ltd., 7.25%, 02/11/24	USD	200	207,500

			1,706,847

Household Durables — 0.4%
Alam Synergy Pte Ltd., 6.63%, 04/24/22		200	195,500
Algeco Global Finance PLC, 8.00%, 02/15/23(c)		202	204,273

			399,773

Household Products — 0.2%
Energizer Holdings, Inc., 7.75%, 01/15/27(c)		216	233,783

Independent Power and Renewable Electricity Producers — 0.7%
Calpine Corp.:
5.38%, 01/15/23		401	405,655
5.75%, 01/15/25		122	121,085
NRG Energy, Inc.:
6.63%, 01/15/27		54	58,658
5.75%, 01/15/28		81	86,872

			672,270

Industrial Conglomerates — 1.5%
Project Spring, (Aquired 05/09/19, cost $10,568,925), 10.00%, 06/30/24(k)(l)		1,089	1,113,503

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Industrial Conglomerates (continued)
Vertiv Group Corp., 9.25%, 10/15/24(c)	USD	388	$371,510

			1,485,013

Insurance — 0.8%
Asahi Mutual Life Insurance Co., 6.50%(a)(d)		200	207,796
GTCR AP Finance, Inc., 8.00%, 05/15/27(c)		35	35,175
HUB International Ltd., 7.00%, 05/01/26(c)		426	431,858
Nationstar Mortgage Holdings, Inc., 9.13%, 07/15/26(c)		98	99,470

			774,299

Interactive Media & Services — 0.5%
Baozun, Inc., 1.63%, 05/01/24(c)		103	120,357
Tencent Holdings Ltd., 3.98%, 04/11/29		200	208,616
Weibo Corp., 3.50%, 07/05/24(f)		200	200,830

			529,803

IT Services — 0.7%
21Vianet Group, Inc., 7.88%, 10/15/21		200	205,500
Banff Merger Sub, Inc., 9.75%, 09/01/26(c)		603	523,102

			728,602

Leisure Products — 0.2%
Mattel, Inc., 6.75%, 12/31/25(c)		163	167,686

Machinery — 0.5%
Manitowoc Co., Inc., 9.00%, 04/01/26(c)		21	21,000
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	114,408
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(c)	USD	353	317,700

			453,108

Media — 5.8%
Altice Financing SA(c):
6.63%, 02/15/23		302	309,550
7.50%, 05/15/26		406	408,071
Altice France SA(c):
7.38%, 05/01/26		408	418,200
8.13%, 02/01/27		200	210,000
Altice Luxembourg SA(c):
7.75%, 05/15/22		200	203,250
7.63%, 02/15/25		200	188,125
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/27(c)		523	541,493
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.75%, 04/01/48		500	553,011
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/24(c)		864	937,440
CSC Holdings LLC, 6.50%, 02/01/29(c)		568	619,830
Cumulus Media New Holdings, Inc., 6.75%, 07/01/26(c)		35	34,905
DKT Finance ApS, 9.38%, 06/17/23(c)		200	216,500
Entercom Media Corp., 6.50%, 05/01/27(c)		23	23,920
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		322	293,825
8.50%, 10/15/24(c)		191	189,090
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(j)	EUR	100	118,611
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(c)	USD	200	203,000
Ziggo Bond Co. BV, 5.88%, 01/15/25(c)		200	202,084
Ziggo BV, 4.25%, 01/15/27	EUR	100	120,533

			5,791,438

Metals & Mining — 4.7%
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(c)	USD	109	114,510

Security	Par (000)		Value

Metals & Mining (continued)
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22	USD	200	$206,500
Constellium NV(c):
5.75%, 05/15/24		408	418,200
6.63%, 03/01/25		250	260,000
5.88%, 02/15/26		408	419,220
Eterna Capital Pte Ltd.(j):
(6.5% Cash or 1% PIK), Series A, 7.50%, 12/11/22		390	390,362
Series B, 8.00%, 12/11/22		408	340,754
Freeport-McMoRan, Inc., 5.45%, 03/15/43		897	820,755
Mineral Resources Ltd., 8.13%, 05/01/27(c)		36	37,485
Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/24		200	198,750
Novelis Corp.(c):
6.25%, 08/15/24		507	531,569
5.88%, 09/30/26		518	524,475
Vedanta Resources Finance II PLC, 8.00%, 04/23/23		250	252,812
Vedanta Resources Ltd., 6.38%, 07/30/22		200	197,688

			4,713,080

Multi-Utilities — 0.2%
Xi’an Municipal Infrastructure Construction Investment Group Corp. Ltd., 4.00%, 06/24/22		200	200,700

Oil, Gas & Consumable Fuels — 4.2%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(c)		104	110,100
Bruin E&P Partners LLC, 8.88%, 08/01/23(c)		33	27,720
Carrizo Oil & Gas, Inc., 8.25%, 07/15/25		192	189,120
Centennial Resource Production LLC, 6.88%, 04/01/27(c)		24	24,240
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27		193	209,646
Chesapeake Energy Corp.:
7.00%, 10/01/24		152	136,420
8.00%, 01/15/25		38	35,245
China Shandong International Economic & Technical Finance 1 Ltd., 4.00%, 12/21/20(i)(k)		200	194,000
CNX Resources Corp., 5.88%, 04/15/22		465	451,050
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)		207	207,517
DCP Midstream Operating LP, 6.75%, 09/15/37(c)		111	119,325
EnLink Midstream Partners LP:
5.60%, 04/01/44		28	25,690
5.05%, 04/01/45		32	26,720
5.45%, 06/01/47		4	3,420
Hilong Holding Ltd., 7.25%, 06/22/20		300	297,945
Kinder Morgan, Inc., 5.20%, 03/01/48		250	282,410
Murphy Oil Corp.:
7.05%, 05/01/29		2	2,175
5.63%, 12/01/42		20	17,900
NGPL PipeCo LLC, 7.77%, 12/15/37(c)		177	224,790
Noble Holding International Ltd., 7.88%, 02/01/26(c)		150	129,048
Pacific Drilling SA, 8.38%, 10/01/23(c)		311	307,890
Parkland Fuel Corp., 5.88%, 07/15/27(c)(f)		29	29,463
Precision Drilling Corp., 7.13%, 01/15/26(c)		16	15,480
Rowan Cos., Inc., 4.88%, 06/01/22		43	39,614
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47		250	265,526
Sunoco LP/Sunoco Finance Corp., 6.00%, 04/15/27(c)		6	6,300
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 01/15/28(c)		609	615,851
Transocean Poseidon Ltd., 6.88%, 02/01/27(c)		92	97,232

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Whiting Petroleum Corp., 6.63%, 01/15/26	USD	53	$51,112

			4,142,949

Personal Products — 0.0%
Avon International Capital PLC, 6.50%, 08/15/22(c)(f)		14	14,105

Pharmaceuticals — 3.8%
Allergan Funding SCS, 4.75%, 03/15/45		250	256,795
Bausch Health Cos., Inc.(c):
6.13%, 04/15/25		793	809,827
5.50%, 11/01/25		384	400,320
7.00%, 01/15/28		67	69,429
7.25%, 05/30/29		86	89,440
Eagle Holding Co. II LLC, (7.75% Cash), 7.75%, 05/15/22(c)(j)		56	56,420
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(c)		800	828,000
Luye Pharma Group Ltd., 1.50%, 07/09/24(f)		400	400,000
MEDNAX, Inc., 6.25%, 01/15/27(c)		409	402,354
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	100	119,202
Par Pharmaceutical, Inc., 7.50%, 04/01/27(c)	USD	138	135,585
Rossini Sarl, 6.75%, 10/30/25	EUR	200	246,994

			3,814,366

Plastics — 0.2%
Pearl Holding III Ltd., 9.50%, 12/11/22	USD	200	162,900

Real Estate — 5.8%
Central China Real Estate Ltd., 7.25%, 04/24/23		200	197,500
China Aoyuan Group Ltd.:
7.50%, 05/10/21		200	206,000
7.95%, 09/07/21		200	208,885
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		200	209,500
5.88%, 03/10/22(i)		200	196,000
CIFI Holdings Group Co. Ltd.:
5.50%, 01/23/22		200	198,084
6.55%, 03/28/24		200	196,227
Country Garden Holdings Co. Ltd., 6.50%, 04/08/24		200	206,188
Easy Tactic Ltd.:
7.00%, 04/25/21		200	204,000
8.63%, 02/27/24		300	305,625
Greenland Hong Kong Holdings Ltd., 9.88%, 06/17/20		200	207,937
KWG Group Holdings Ltd., 7.88%, 09/01/23		200	202,000
Logan Property Holdings Co. Ltd., 7.50%, 08/25/22		200	207,000
New Metro Global Ltd., 7.50%, 03/20/22		200	206,000
No Va Land Investment Group Corp., 5.50%, 04/27/23(i)		400	372,500
Powerlong Real Estate Holdings Ltd., 5.95%, 07/19/20		200	199,086
Ronshine China Holdings Ltd., 11.25%, 08/22/21		200	213,750
Shimao Property Holdings Ltd., 6.38%, 10/15/21		200	209,000
Times China Holdings Ltd.:
7.63%, 02/21/22		300	309,000
5.75%, 04/26/22		200	196,000
Yango Justice International Ltd., 10.25%, 03/18/22		200	197,000
Yuzhou Properties Co. Ltd.:
7.90%, 05/11/21		200	206,875
8.63%, 01/23/22		200	209,000
6.00%, 01/25/22		200	197,188
Zhenro Properties Group Ltd.:
10.50%, 06/28/20		200	206,687
12.50%, 01/02/21		300	319,969

			5,787,001

Security	Par (000)		Value

Real Estate Management & Development — 2.8%
China Evergrande Group:
7.00%, 03/23/20	USD	200	$201,062
8.25%, 03/23/22		200	193,250
10.00%, 04/11/23		200	194,442
8.75%, 06/28/25		300	265,875
Consus Real Estate AG, 9.63%, 05/15/24	EUR	100	111,152
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22	USD	400	392,000
Future Land Development Holdings Ltd.:
6.50%, 09/12/20		200	202,000
7.50%, 01/22/21		200	205,500
Jinke Properties Group Co. Ltd., 8.38%, 06/20/21		200	199,000
Kaisa Group Holdings Ltd., 11.75%, 02/26/21		200	211,125
Sunac China Holdings Ltd.:
7.35%, 07/19/21		400	408,860
7.25%, 06/14/22		200	200,250

			2,784,516

Road & Rail — 0.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.75%, 07/15/27(c)(f)		44	44,330
CAR, Inc., 8.88%, 05/10/22		200	199,500
Hertz Corp., 7.63%, 06/01/22(c)		141	146,464
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	120,099

			510,393

Software — 1.5%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(c)	USD	563	611,559
Informatica LLC, 7.13%, 07/15/23(c)		500	508,835
RP Crown Parent LLC, 7.38%, 10/15/24(c)		394	410,745

			1,531,139

Specialty Retail — 0.3%
Carvana Co., 8.88%, 10/01/23(c)		7	7,072
IAA, Inc., 5.50%, 06/15/27(c)		34	35,360
PetSmart, Inc., 5.88%, 06/01/25(c)		95	92,150
Staples, Inc.(c):
7.50%, 04/15/26		182	180,928
10.75%, 04/15/27		27	26,865

			342,375

Technology Hardware, Storage & Peripherals — 0.2%
Nuoxi Capital Ltd., 7.45%, 10/16/22		200	195,500

Textiles, Apparel & Luxury Goods — 0.5%
Delta Merlin Dunia Tekstil PT, 8.63%, 03/12/24		200	206,298
European TopSoho Sarl, Series SMCP, 4.00%, 09/21/21(k)	EUR	100	112,061
Prime Bloom Holdings Ltd., 7.50%, 12/19/19	USD	200	188,850

			507,209

Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	129,376

Tobacco — 0.5%
BAT Capital Corp., 4.54%, 08/15/47	USD	500	463,745

Utilities — 0.1%
Huachen Energy Co. Ltd., 6.63%, 05/18/20(g)(h)		200	128,906

Wireless Telecommunication Services — 0.8%
Sprint Capital Corp., 8.75%, 03/15/32		28	32,410
Sprint Corp.:
7.88%, 09/15/23		231	250,924
7.13%, 06/15/24		245	259,773
Wind Tre SpA, 5.00%, 01/20/26(c)		200	193,600

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 06/01/22(c)(j)	USD	18	$18,261

			754,968

Total Corporate Bonds — 67.1% (Cost — $65,555,180)			66,878,921

Floating Rate Loan Interests(b) — 11.1%

Aerospace & Defense — 0.4%
1199169 B.C. Unlimited Liability Co., 2019 Term Loan B2, 04/04/26(m)		63	63,162
Dynasty Acquisition Co., Inc., 2019 Term Loan B1, 04/04/26(m)		117	117,481
Nordam Group, Inc., Term Loan B, (6 mo. LIBOR US + 5.50%), 7.88%, 04/03/26(k)		25	24,875
TransDigm, Inc., 2018 Term Loan F, (3 mo. LIBOR US + 2.50%), 4.83%, 06/09/23		149	146,449

			351,967

Airlines — 0.0%
American Airlines, Inc., 2017 Incremental Term Loan, (1 mo. LIBOR US + 2.00%), 4.39%, 12/14/23		35	34,431

Auto Components — 0.1%
Panther BF Aggregator 2 LP, Term Loan B, (1 mo. LIBOR US + 3.50%), 5.90%, 04/30/26		47	46,618
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR US + 3.00%), 5.33%, 05/16/24		50	48,441
Wand NewCo 3, Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR US + 3.50%), 5.92%, 02/05/26		40	40,000

			135,059

Banks — 0.1%
Capri Finance LLC, 2017 1st Lien Term Loan, 11/01/24(m)		55	53,694

Building Materials — 0.2%
Allied Universal HoldCo LLC, 2015 Term Loan, (1 mo. LIBOR US + 3.75%), 6.15%, 07/28/22		55	54,733
Allied Universal Holdco LLC(k)(m):
2019 Delayed Draw Term Loan, 06/26/26		9	8,511
2019 Term Loan B, 06/26/26		86	85,958

			149,202

Building Products — 0.1%
CPG International, Inc., 2017 Term Loan, 05/05/24(m)		55	53,813
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR US + 3.25%), 5.58%, 12/19/23		74	72,772

			126,585

Capital Markets — 0.1%
Duff & Phelps Corp., 2017 Term Loan B, (1 mo. LIBOR US + 3.25%), 5.65%, 02/13/25		50	48,141
Jefferies Finance LLC, 2019 Term Loan, 05/21/26(m)		24	23,928
Travelport Finance (Luxembourg) Sarl, 2019 Term Loan, (3 mo. LIBOR US + 5.00%), 7.54%, 05/29/26		75	70,394

			142,463

Chemicals — 0.6%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR US + 3.00%), 5.33%, 01/31/24		132	129,197
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR US + 1.75%), 4.08%, 06/01/24		55	54,158
Charter NEX US Holdings, Inc.:
2017 Term Loan B, 05/16/24(m)		96	94,793

Security	Par (000)		Value

Chemicals (continued)
Incremental Term Loan, (1 mo. LIBOR US + 3.50%), 5.90%, 05/16/24	USD	13	$12,941
Encapsys LLC, 1st Lien Term Loan, 11/07/24(m)		8	7,957
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR US + 2.50%), 4.83%, 03/02/26		65	63,906
Oxea Holding Drei GmbH, 2017 Term Loan B2, 10/14/24(m)		60	59,813
Plaskolite LLC, 1st Lien Term Loan, 12/12/25(m)		40	39,518
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR US + 2.50%), 5.08%, 02/08/25		65	64,666
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR US + 3.25%), 5.67%, 10/01/25		20	19,609

			546,558

Commercial Services & Supplies — 0.7%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR US + 2.25%), 4.64%, 11/10/23		65	64,710
Asurion LLC, 2018 Term Loan B7, (1 mo. LIBOR US + 3.00%), 5.40%, 11/03/24		164	163,761
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, (1 mo. LIBOR US + 3.25%), 5.65%, 10/03/23		63	62,845
Creative Artists Agency LLC, 2018 Term Loan B, (3 mo. LIBOR US + 3.00%), 5.40%, 02/15/24		99	99,097
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR US + 3.00%), 5.40%, 05/30/25		55	53,724
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (3 mo. LIBOR US + 2.75%), 5.15%, 05/02/22		75	74,444
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR US + 4.50%), 6.90%, 08/27/25		109	109,656
West Corp., 2017 Term Loan, (3 mo. LIBOR US + 4.00%), 6.52%, 10/10/24		70	64,888

			693,125

Communications Equipment — 0.0%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR US + 3.00%), 5.40%, 11/21/24		40	40,650

Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (2 mo. LIBOR US + 4.25%), 6.84%, 06/21/24		77	74,412

Construction Materials — 0.1%
Core & Main LP, 2017 Term Loan B, 08/01/24(m)		31	30,893
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR US + 3.00%), 5.40%, 03/29/25		65	64,476

			95,369

Containers & Packaging — 0.1%
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR US + 3.25%), 5.85%, 04/03/24		75	72,050
Flex Acquisition Co., Inc.:
1st Lien Term Loan, (1 mo. LIBOR US + 3.00%), 5.44%, 12/29/23		50	47,437
2018 Incremental Term Loan, (3 mo. LIBOR US + 3.25%), 5.69%, 06/29/25		19	17,884

			137,371

Distributors — 0.2%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, (1 mo. LIBOR US + 2.00%), 4.40%, 10/31/23		99	97,957
TriMark USA LLC, 2017 1st Lien Term Loan, (6 mo. LIBOR US + 3.50%), 5.70%, 08/28/24		60	49,349

			147,306

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Consumer Services — 0.4%
Equian LLC, Add on Term Loan B, 05/19/24(m)	USD	55	$54,777
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR US + 3.25%), 5.85%, 11/14/22		99	97,396
TruGreen Limited Partnership, 2019 Term Loan, (1 mo. LIBOR US + 3.75%), 6.16%, 03/19/26		75	74,860
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR US + 3.50%), 5.90%, 07/13/23		95	94,568
Weight Watchers International, Inc., 2017 Term Loan B, 0.00%,		69	33,855

			355,456

Diversified Financial Services — 0.3%
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR US + 2.75%), 5.15%, 04/04/24		149	148,719
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR US + 4.00%), 6.33%, 02/07/25		55	53,767
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR US + 3.50%), 5.90%, 07/03/24		65	64,540
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR US + 4.25%), 6.83%, 07/30/25		32	31,693

			298,719

Diversified Telecommunication Services — 0.0%
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, 11/15/24(m)		25	24,750

Electrical Equipment — 0.1%
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR US + 2.75%), 5.15%, 04/01/24		129	128,430

Energy Equipment & Services — 0.0%
GrafTech Finance, Inc., 2018 Term Loan B, 02/12/25(m)		40	39,200

Entertainment — 0.0%
PCI Gaming Authority, Term Loan, (1 mo. LIBOR US + 3.00%), 5.40%, 05/29/26		30	30,031

Equity Real Estate Investment Trusts (REITs) — 0.2%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 03/21/25(m)		85	84,185
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR US + 2.00%), 4.40%, 12/20/24(m)		95	93,812

			177,997

Food & Staples Retailing — 0.2%
Hearthside Food Solutions LLC, 2018 Term Loan B, (1 mo. LIBOR US + 3.69%), 6.09%, 05/23/25		30	29,182
Hostess Brands LLC, 2017 Repriced Term Loan, (1 mo. LIBOR US + 2.25%), 4.65%, 08/03/22		64	64,200
US Foods, Inc., 2016 Term Loan B, 0.00%,		100	98,984

			192,366

Food Products — 0.2%
BCPE Empire Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR US + 4.00%), 6.40%, 06/10/26		23	23,018
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR US + 3.50%), 5.90%, 10/10/23		45	43,973
Reynolds Group Holdings, Inc., 2017 Term Loan, 02/05/23(m)		164	162,884

			229,875

Gas Utilities — 0.0%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR US + 5.50%), 7.83%, 08/01/25		13	12,713

Health Care Equipment & Supplies — 0.2%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR US + 5.00%), 7.33%, 06/15/21		99	99,119

Security	Par (000)		Value

Health Care Equipment & Supplies (continued)
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR US + 2.75%), 5.08%, 09/24/24	USD	30	$26,844
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR US + 3.25%), 5.68%, 06/30/25		99	95,067

			221,030

Health Care Providers & Services — 0.6%
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (1 mo. LIBOR US + 3.00%), 5.40%, 06/07/23		100	99,320
Concentra, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR US + 2.75%), 5.21%, 06/01/22		65	64,919
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR US + 3.75%), 6.15%, 10/10/25		75	65,763
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, 07/02/25(m)		26	25,935
HC Group Holdings II, Inc., Term Loan B, 05/21/26(k)(m)		34	33,873
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR US + 2.75%), 5.08%, 06/07/23		96	92,067
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR US + 4.50%), 6.90%, 10/20/22		74	70,418
Radiology Partners, Inc., 2018 1st Lien Term Loan B, 07/09/25(m)		19	18,893
Sotera Health Holdings LLC, 2017 Term Loan, (1 mo. LIBOR US + 3.00%), 5.40%, 05/15/22		50	49,124
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR US + 2.75%), 5.15%, 02/06/24		35	30,774
Vizient, Inc., 2019 Term Loan B, 04/16/26(m)		30	29,871

			580,957

Health Care Technology — 0.2%
Athenahealth, Inc., 2019 Term Loan B, (3 mo. LIBOR US + 4.50%), 6.83%, 02/11/26		100	99,418
Change Healthcare Holdings, Inc., 2017 Term Loan B, 03/01/24(m)		80	80,008
GoodRx, Inc., 1st Lien Term Loan, 0.00%,		45	44,479

			223,905

Hotels, Restaurants & Leisure — 0.9%
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR US + 1.75%), 4.34%, 10/19/24		47	47,164
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR US + 2.25%), 4.62%, 09/15/23		76	75,815
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR US + 2.25%), 4.65%, 02/16/24		124	123,328
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, 12/23/24(m)		115	112,715
CEC Entertainment, Inc., Term Loan B, (1 mo. LIBOR US + 3.25%), 5.65%, 02/14/21		40	39,447
ESH Hospitality, Inc., 2018 Term Loan B, (1 mo. LIBOR US + 2.00%), 4.40%, 08/30/23		47	47,088
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR US + 2.00%), 4.40%, 11/30/23		33	32,842
IRB Holding Corp., 1st Lien Term Loan, (1 mo. LIBOR US + 3.25%), 5.64%, 02/05/25		99	98,144
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR US + 2.75%), 5.15%, 04/29/24		40	38,133
Scientific Games International, Inc., 2018 Term Loan B5, (2 mo. LIBOR US + 2.75%), 5.23%, 08/14/24		55	53,849
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR US + 3.50%), 5.83%, 07/10/25		120	119,865
Station Casinos LLC, 2016 Term Loan B, 06/08/23(m)		75	74,225

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Wynn Resorts Ltd., Term Loan B, (1 mo. LIBOR US + 2.25%), 4.69%, 10/30/24	USD	50	$49,425

			912,040

Household Products — 0.0%
Diamond (BC) BV, Term Loan, 09/06/24(m)		1	1,269

Industrial Conglomerates — 0.2%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR US + 4.00%), 6.33%, 11/30/23		65	61,750
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR US + 5.00%), 7.56%, 11/28/21		60	58,451
Sundyne US Purchaser, Inc., Term Loan, (1 mo. LIBOR US + 4.00%), 6.40%, 05/15/26(k)		33	33,000

			153,201

Insurance — 0.5%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR US + 3.00%), 5.40%, 05/09/25		65	62,740
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR US + 3.25%), 5.66%, 05/09/25		30	29,569
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR US + 2.75%), 5.15%, 01/25/24		65	64,156
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR US + 3.50%), 5.90%, 10/22/24		64	63,900
Hub International Ltd., 2018 Term Loan B, (3 mo. LIBOR US + 3.00%), 5.59%, 04/25/25		101	98,209
Sedgwick Claims Management Services, Inc., Term Loan B, 12/31/25(m)		199	196,151

			514,725

IT Services — 0.2%
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR US + 3.25%), 5.66%, 06/01/22		72	71,986
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR US + 3.50%), 5.83%, 08/01/24		35	31,928
Trans Union LLC, 2018 Term Loan B4, (1 mo. LIBOR US + 2.00%), 4.40%, 06/19/25		100	99,424

			203,338

Machinery — 0.1%
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR US + 3.00%), 5.40%, 03/28/25		101	95,874

Media — 0.7%
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR US + 4.00%), 6.39%, 08/14/26		50	48,753
CSC Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR US + 2.50%), 4.89%, 01/25/26		65	64,071
Cumulus Media New Holdings, Inc., Exit Term Loan, 05/15/22(m)		21	20,942
iHeartCommunications, Inc., Exit Term Loan, 05/01/26(m)		50	50,047
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (1 mo. LIBOR US + 4.50%), 6.90%, 01/02/24		40	40,078
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR US + 3.25%), 5.66%, 12/01/23		70	69,865
Outfront Media Capital LLC, 2017 Term Loan B, (1 mo. LIBOR US + 2.00%), 4.42%, 03/18/24		6	5,634
PSAV Holdings LLC, 2018 1st Lien Term Loan, 0.00%,		40	38,714
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR US + 3.00%), 5.40%, 02/01/24		55	54,101
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR US + 3.00%), 5.40%, 09/28/23		85	84,575

Security	Par (000)		Value

Media (continued)
Unitymedia Hessen GmbH & Co. KG, 2018 Term Loan E, (1 mo. LIBOR US + 2.00%), 4.39%, 06/01/23	USD	100	$99,716
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR US + 2.75%), 5.15%, 03/15/24		35	33,283
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR US + 2.75%), 5.16%, 05/18/25		69	67,080

			676,859

Metals & Mining — 0.1%
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR US + 3.00%), 5.40%, 03/08/24		100	99,250

Oil, Gas & Consumable Fuels — 0.0%
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR US + 4.50%), 6.91%, 09/27/24		30	29,813
Edgewater Generation LLC, Add on Term Loan B,12/13/25(k)(m)		15	14,962

			44,775

Pharmaceuticals — 0.5%
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR US + 4.25%), 6.65%, 04/29/24		50	47,259
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, 0.00%,		70	69,591
Jaguar Holding Co. II, 2018 Term Loan, 08/18/22(m)		164	163,191
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR US + 3.00%), 5.41%, 06/02/25		221	220,639

			500,680

Professional Services — 0.2%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR US + 4.00%), 6.41%, 02/07/26		50	50,037
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR US + 5.00%), 7.40%, 02/06/26		95	94,971

			145,008

Real Estate Management & Development — 0.3%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR US + 2.25%), 4.65%, 04/18/24		85	84,390
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR US + 3.25%), 5.65%, 08/21/25		80	79,235
Forest City Enterprises LP, Term Loan B, (1 mo. LIBOR US + 4.00%), 6.40%, 12/08/25		94	94,761
SMG Holdings, Inc., 2017 1st Lien Term Loan, 01/23/25(m)		35	34,672

			293,058

Software — 1.9%
Applied Systems, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR US + 3.00%), 5.33%, 09/19/24		99	98,541
BMC Software Finance, Inc., 2017 Term Loan, (3 mo. LIBOR US + 4.25%), 6.58%, 10/02/25		55	51,678
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR US + 2.75%), 5.16%, 04/29/24		30	29,482
Digicel International Finance Ltd., 2017 Term Loan B, 05/27/24(m)		35	30,275
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR US + 3.75%), 6.15%, 10/01/25		299	289,349
Infor (US), Inc., Term Loan B6, 02/01/22(m)		180	179,309
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR US + 3.25%), 5.65%, 08/05/22		99	99,535
Kronos, Inc., 2017 Term Loan B, (3 mo. LIBOR US + 3.00%), 5.58%, 11/01/23		195	194,489

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Software (continued)
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR US + 3.75%), 6.08%, 09/30/24	USD	85	$84,377
Mitchell International, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR US + 3.25%), 5.65%, 11/29/24		99	94,788
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR US + 2.75%), 5.15%, 10/12/23		45	44,530
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR US + 2.75%), 5.15%, 02/05/24		95	94,020
Solera LLC, Term Loan B, (1 mo. LIBOR US + 2.75%), 5.15%, 03/03/23		129	128,322
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR US + 3.25%), 5.58%, 09/30/22		126	125,408
SS&C Technologies, Inc., 2018 Term Loan B5, (1 mo. LIBOR US + 2.25%), 4.65%, 04/16/25		124	123,550
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR US + 3.00%), 5.40%, 05/01/24		80	79,213
Tibco Software, Inc., Repriced Term Loan B, 12/04/20(m)		70	69,899
Ultimate Software Group, Inc., Term Loan B, (3 mo. LIBOR US + 3.75%), 6.08%, 05/04/26		49	49,061
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR US + 3.25%), 5.65%, 07/02/25		39	37,803

			1,903,629

Specialty Retail — 0.1%
IAA Spinco, Inc., Term Loan B, 05/22/26(m)		14	14,421
Midas Intermediate Holdco II LLC, Incremental Term Loan B, (3 mo. LIBOR US + 2.75%), 5.08%, 08/18/21(k)		50	48,376

			62,797

Technology Hardware, Storage & Peripherals — 0.1%
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR US + 1.75%), 4.15%, 04/29/23		95	92,955

Thrifts & Mortgage Finance — 0.1%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, 05/23/25(m)		99	97,662

Trading Companies & Distributors — 0.0%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR US + 2.25%), 4.66%, 01/02/25		45	44,192

Total Floating Rate Loan Interests — 11.1% (Cost — $11,143,181)			11,084,933

Foreign Agency Obligations — 0.8%
Republic of Maldives Ministry of Finance and Treasury Bond, 7.00%, 06/07/22		200	192,000
Sri Lanka Government International Bond:
6.83%, 07/18/26		200	199,250
7.85%, 03/14/29		400	413,750

Total Foreign Agency Obligations — 0.8% (Cost — $793,115)			805,000

		Shares

Investment Companies — 3.6%
Invesco Senior Loan ETF		20,000	453,200
iShares JP Morgan USD Emerging Markets Bond ETF(o)		18,476	2,093,146
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF		29,507	1,023,893

Total Investment Companies — 3.6% (Cost — $3,452,973)			3,570,239

Security	Par (000)		Value

Preferred Securities

Capital Trusts — 4.5%
Banks — 2.8%
Bankia SA, 6.00%(d)(e)	USD	200	$233,416
CaixaBank SA, 6.75%(d)(e)		200	245,583
Credit Agricole SA, 7.88%(c)(d)(e)		200	220,184
Credit Suisse Group AG, 7.50%(c)(d)(e)		500	550,000
Erste Group Bank AG, 6.50%(d)(e)		200	260,396
HSBC Holdings PLC, 6.88%(d)(e)		500	527,500
ING Groep NV, 6.75%(a)(d)		200	207,868
Wells Fargo & Co., Series U, 5.88%(d)(e)		500	543,520

			2,788,467

Diversified Financial Services — 1.5%
Bank of America Corp., Series Z, 6.50%(d)(e)		500	551,250
HBOS Capital Funding LP, 6.85%(d)		200	203,467
UBS Group Funding Switzerland AG, 7.00%(a)(c)(d)		500	531,160
UniCredit SpA, 7.50%(a)(d)		200	239,849

			1,525,726

Diversified Telecommunication Services — 0.2%
Telefonica Europe BV, 5.88%(d)(e)		100	131,903

Total Capital Trusts — 4.5% (Cost — $4,284,502)			4,446,096

Total Preferred Securities — 4.5% (Cost — $4,284,502)			4,446,096

Total Long-Term Investments — 94.7% (Cost — $92,847,179)			94,412,369

		Shares

Short-Term Securities — 7.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(n)(o)		7,201,959	7,201,959

Total Short-Term Securities — 7.2% (Cost — $7,201,959)			7,201,959

Options Purchased — 0.0% (Cost — $707)			158

Total Investments — 101.9% (Cost — $100,049,845)			101,614,486

Liabilities in Excess of Other Assets — (1.9)%			(1,927,589)

Net Assets — 100.0%			$99,686,897

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Perpetual security with no stated maturity date.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	When-issued security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Convertible security.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Credit Strategies Fund

(k)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(l)

Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $1,113,503 and an original cost of $1,057,184, which was 1% of its net assets.

(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Annualized 7-day yield as of period end.

(o)

During the period ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Persons and/or Related Parties	Shares Purchased		Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	7,201,959	(a)	7,201,959	$7,201,959	$182,931	$—	$—
iShares JP Morgan USD Emerging Markets Bond ETF	18,476		18,476	2,093,146	25,165	—	94,941

				$9,295,105	$208,096	$—	$94,941

(a)	Represents net shares purchased.

For Fund compliance purposes, the industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
10-Year U.S. Treasury Note	7	09/19/19	$896	$13,394
Short Contracts:
U.S. Ultra Bond	2	09/19/19	355	(7,378)

				$6,016

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	15,000	USD	17,019	JPMorgan Chase Bank N.A.	07/12/19	$52
USD	534,124	GBP	420,000	State Street Bank and Trust Co.	07/12/19	473

						525

EUR	27,000	USD	30,809	State Street Bank and Trust Co.	07/12/19	(82)
USD	4,013,983	EUR	3,540,000	State Street Bank and Trust Co.	07/12/19	(14,749)

						(14,831)

Net unrealized depreciation						$(14,306)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Liberty Global PLC	9	07/19/19	USD	30.00	USD	24	$158

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Credit Strategies Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on future contracts(a)	$—	$—	$—	$—	$13,394	$—	$13,394
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	525	—	—	525
Options purchased(b)	—	—	158	—	—	—	158

	$—	$—	$158	$525	$13,394	$—	$14,077

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on future contracts(a)	$—	$—	$—	$—	$7,378	$—	$7,378
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	14,831	—	—	14,831

	$—	$—	$—	$14,831	$7,378	$—	$22,209

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, is reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended June 30, 2019, the effect of derivative financial instrument in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$14,975	$—	$14,975
Forward foreign currency exchange contracts	—	—	—	4,006	—	—	4,006
Options purchased(a)	—	—	(17,735)	—	—	—	(17,735)
Options written	—	—	3,269	—	—	—	3,269

	$—	$—	$(14,466)	$4,006	$14,975	$—	$4,515

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$6,016	$—	$6,016
Forward foreign currency exchange contracts	—	—	—	(14,306)	—	—	(14,306)
Options purchased(b)	—	—	(549)	—	—	—	(549)

	$—	$—	$(549)	$(14,306)	$6,016	$—	$(8,839)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$447,891
Average notional value of contracts — short	$177,563
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,790,155
Average amounts sold — in USD	$41,777
Options:
Average market value of option contracts purchased	$79
Average market value of option contracts written	$—	(a)

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Credit Strategies Fund

Derivative Financial Instruments — Offsetting as of Period End

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$594		$—
Forward foreign currency exchange contracts	525		14,831
Options	158	(a)	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,277		$14,831
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(752)		—

Total derivative assets and liabilities subject to an MNA	$525		$14,831

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
JPMorgan Chase Bank N.A.	$52	$—	$—	$—	$52
State Street Bank and Trust Co.	473	(473)	—	—	—

	$525	$(473)	$—	$—	$52

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
State Street Bank and Trust Co.	$14,831	$(473)	$—	$—	$14,358

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$7,627,180	$—	$7,627,180
Corporate Bonds	772,500	64,686,857	1,419,564	66,878,921
Floating Rate Loan Interests	—	10,835,378	249,555	11,084,933
Foreign Agency Obligations	—	805,000	—	805,000
Investment Companies	3,570,239	—	—	3,570,239
Preferred Securities	—	4,446,096	—	4,446,096
Short-Term Securities	7,201,959	—	—	7,201,959
Options Purchased:
Equity contracts	158	—	—	158

	$11,544,856	$88,400,511	$1,669,119	$101,614,486

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Credit Strategies Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Forward foreign currency contracts	$—	$525	$—	$525
Interest rate contracts	13,394	—	—	13,394
Liabilities:
Forward foreign currency contracts	—	(14,831)	—	(14,831)
Interest rate contracts	(7,378)	—	—	(7,378)

	$6,016	$(14,306)	$—	$(8,290)

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 Investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Floating Rate Loan Interests	Grand Total
Assets:		$—
Opening balance, as of February 28, 2019(a)	$—		$—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	1,575	8	1,583
Net realized gain (loss)	—	4	4
Net change in unrealized appreciation (depreciation)(b)	53,114	527	53,641
Purchases	1,364,875	249,206	1,614,081
Sales	—	(190)	(190)

Closing balance, as of June 30, 2019	$1,419,564	$249,555	$1,669,119

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019	$53,114	$527	$53,641

(a)	Commencement of operations.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock Credit Strategies Fund

ASSETS
Investments at value — unaffiliated (cost — $90,849,681)	$92,319,381
Investments at value — affiliated (cost — $9,200,164)	9,295,105
Cash	56,243
Cash pledged for futures contracts	15,000
Foreign currency at value (cost — $147,903)	147,764
Receivables:
Investments sold	86,583
Interest — unaffiliated	1,372,916
From the Manager	124,482
Variation margin on futures contracts	594
Unrealized appreciation on:
Forward foreign currency exchange contracts	525
Unfunded floating rate loan interests	23
Deferred offering costs	685,304
Prepaid expenses	558

Total assets	104,104,478

LIABILITIES
Payables:
Investments purchased	2,694,154
Interest expense and fees	14,384
Income dividend distributions	416,281
Investment advisory fees	81,478
Offering costs	1,027,868
Trustees’ and Officer’s fees	23,885
Other accrued expenses	144,700
Unrealized depreciation on forward foreign currency exchange contracts	14,831

Total liabilities	4,417,581

NET ASSETS	$99,686,897

NET ASSETS CONSIST OF
Paid-in capital	$98,000,000
Accumulated earnings	1,686,897

NET ASSETS	$99,686,897

Based on net assets of $99,686,897 and 9,800,000 shares outstanding, unlimited shares authorized, $0.001 par value	$10.17

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statement of Operations  (unaudited)

Period February 28, 2019(a) to June 30, 2019

BlackRock Credit Strategies Fund

INVESTMENT INCOME
Dividends — affiliated	$208,096
Dividends — unaffiliated	18,353
Interest — unaffiliated	1,680,308
Other income	16,402

Total investment income	1,923,159

EXPENSES
Offering	344,062
Investment advisory	330,030
Professional	183,172
Trustees and Officer	26,064
Custodian	18,778
Accounting services	14,890
Printing	11,896
Transfer agent	1,986
Miscellaneous	21,605

Total expenses excluding interest expense and fees	952,483
Interest expense and fees	18,233

Total expenses	970,706
Less:
Fees waived and/or reimbursed by the Manager	(467,483)
Transfer agent fees waived and/or reimbursed	(1,986)

Total expenses after fees waived and/or reimbursed	501,237

Net investment income	1,421,922

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	75,799
Futures contracts	14,975
Forward foreign currency exchange contracts	4,006
Foreign currency transactions	47,115
Options written	3,269

145,164

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,469,700
Investments — affiliated	94,941
Futures contracts	6,016
Forward foreign currency exchange contracts	(14,306)
Foreign currency translations	270
Unfunded floating rate loan interests	23

1,556,644

Net realized and unrealized gain	1,701,808

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,123,730

(a)	Commencement of operations.

See notes to financial statements.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

BlackRock Credit Strategies Fund
Period from 02/28/19(a) to 06/30/19 (unaudited)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,421,922
Net realized gain	145,164
Net change in unrealized appreciation (depreciation)	1,556,644

Net increase in net assets resulting from operations	3,123,730

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(1,436,833)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	97,900,000

NET ASSETS
Total increase in net assets	99,586,897
Beginning of period	100,000

End of period	$99,686,897

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund
	Period from 02/28/19(a) to 06/30/19 (unaudited)

Net asset value, beginning of period	$10.00

Net investment income(b)	0.15
Net realized and unrealized gain	0.17

Net increase from investment operations	0.32

Distributions from net investment income(c)	(0.15)

Net asset value, end of period	$10.17

Total Return(d)
Based on net asset value	3.18	%(e)

Ratios to Average Net Assets
Total expense	2.18	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.45	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	1.40	%(f)(g)(h)

Net investment income	4.31	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$99,687

Portfolio turnover rate	14%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.05%.
(h)

Audit and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waiver and/or reimbursed and paid indirectly and total expenses after fees waiver and/or reimbursed and paid indirectly and excluding interest expense and fees would have been 2.94%, 1.52% and 1.46%, respectively.

See notes to financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Credit Strategies Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a non-diversified, closed-end management investment company that has elected to operate as an interval fund. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value, reduced by any applicable repurchase fee. The Fund commenced operations on February 28, 2019. The Fund determines and makes available for publication the net asset value (“NAV”) of its shares on a daily basis. The Fund’s shares are offered for sale daily through its Distributor (defined below) at the then-current NAV plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested in each share class by the investor in the Fund, but may range from 0.00% to 3.50%.

The Fund offers one class of shares designated as Institutional Shares.

Prior to commencement of operations on February 28, 2019, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 Common Shares on February 13, 2019 to BlackRock Financial Management, Inc., an affiliate of the Fund, for $100,000. Investment operations for the Fund commenced on February 28, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board of Trustees (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Organization costs associated with the establishment of the Fund in the amount of $95,000 was paid by the Manager. The Fund is not obligated to repay any such organizational costs paid by the Manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage pass-through securities Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BCPE Empire Holdings, Inc.	$4,557	$4,511	$4,534	$23

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (unaudited) (continued)

or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value—unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stand ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate of 1.00% of the average daily value of the Fund’s managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager entered into sub-advisory agreements with BlackRock Capital Investment Advisors, LLC (“BCIA”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BCIA, BIL and BRS for services they provide for that portion of the Fund for which BCIA, BIL and BRS, respectively, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the period ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.75%. 0.25% of such fee is a shareholder service fee and the remaining portion is a distribution fee. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended June 30, 2019, the amount waived was $5,465.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. For the period ended June 30, 2019, the Manager waived $6,566 pursuant to this agreement.

The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average daily value of the net assets of each share class. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2020. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended June 30, 2019, the Manager waived $455,452 pursuant to this arrangement.

These amounts waived and/or reimbursed are transfer agent fees waived and/or reimbursed, in the Statement of Operations. For the period ended June 30, 2019, expense waivers and/or reimbursements were $1,986.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund , of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On June 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

BlackRock Credit Strategies Fund	Expiring December 31, 2021
Fund Level	$455,452
Institutional	1,986

Trustees and Officers: Certain trustee and/or officers of the Fund are trustee and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the period ended June 30, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were $98,603,747 and $9,575,250 respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$100,054,460

Gross unrealized appreciation	2,020,496
Gross unrealized depreciation	(468,760)

Net unrealized appreciation	$1,551,736

9.	BANK BORROWINGS

On June 14, 2019, the Fund entered into a credit agreement with Société Générale (the “Lender”) that established a revolving credit facility with an initial commitment of up to $150 million (the “Facility”). The Facility may be increased to a maximum of $450 million. The Facility has an initial three-year term, which may be extended with the

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

payment of an extension fee. The Facility has the following terms: an agreed upon interest rate on amounts borrowed, a commitment fee on unused commitment amounts and an upfront fee paid to the Lender. The Fund’s borrowings, if any, are secured by eligible securities held in its portfolio of investments.

During the period, the Fund paid the commitment fee based on the daily unused portion of the Facility. The fees associated with the agreement are included in the Statement of Operations as interest expense and fees, if any. Advances to the Fund as of period end, if any, are shown in the Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value. During the period ended June 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invest in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited numbers of shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.001.

As of June 30, 2019, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 9,800,000 shares of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Credit Strategies Fund (the “Trust”) met in person on November 15, 2018 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Advisory Agreement”) between the Trust and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the initial approval of three proposed sub-advisory agreements (the “Sub-Advisory Agreements”) among (1) the Manager, BlackRock International Limited (“BIL”) and the Trust, (2) the Manager, BlackRock (Singapore) Limited (“BRS”) and the Trust and (3) the Manager, BlackRock Capital Investment Advisors, LLC (“BCIA” and together with BIL and BRS, the “Sub-Advisors”) and the Trust. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.” The Trust commenced operations in February 2019.

Activities and Composition of the Board

On the date of the Meeting, a majority of the Board Members were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative and shareholder services; oversight of the Trust’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board reviewed the Trust’s structure, noting that upon launch, BlackRock anticipates that the Trust will have one class of common shares, designated as the Institutional Class Shares. It was noted that the Trust has submitted an application for multi-class exemptive relief (the “Multi-Class Order”); if the Securities and Exchange Commission (the “SEC”) grants such relief, the Trust expects to issue multiple classes of shares, including an additional class of common shares designated as the Brokerage Class Shares (“Brokerage Shares”), principally for the purpose of charging varying sales loads and on-going distribution and shareholder servicing fees. It was also noted that the Trust had submitted an application for exemptive relief that would permit the Trust to co-invest in privately negotiated investments with certain other affiliated investment funds (the “Co-Investment Order”); the Board considered that the Sub-Advisory Agreement with BCIA would not be implemented prior to the Trust’s receipt of the Co-Investment Order. Subsequent to the Meeting, the SEC issued orders granting the requested exemptive relief.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the Meeting, the Board received materials specifically relating to the Agreements. The Board engaged with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the Meeting included, among other things: (a) information regarding the investment objective and policies of the Trust; (b) the team of investment advisory personnel assigned to the Trust; (c) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”); (d) information prepared by BlackRock on Trust fees and expenses as compared to a supplemental peer group consisting of other unlisted closed-end funds employing similar less liquid or private credit investment strategies (the “Supplemental Peer Group”); and (e) discussion of anticipated fall-out benefits to BlackRock and its affiliates. Periodically, the Board Members, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information, including general information regarding BlackRock’s management of such funds (including the investment performance of BlackRock portfolio management in general), BlackRock’s management of relationships with service providers of such funds, resources devoted to compliance with such funds’ investment objectives and policies, and the structure and expertise of BlackRock and BlackRock’s parent companies, information on the profits realized by BlackRock and its affiliates as a result of its relationships with such funds, general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds and open-end funds, under similar investment mandates, as applicable, BlackRock’s policies and procedures in respect of execution of portfolio transactions, the existence, impact and sharing of potential economies of scale and other matters.

At the Meeting, the Board, including the Independent Board Members, reviewed materials relating to its consideration of the Agreements and unanimously approved the Agreements. In approving the Agreements, the Board considered, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management in general; (c) the advisory fee and the estimated cost of the services and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s estimated costs to investors compared to the costs of Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Trust. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing the Trust’s investment objective, strategies and outlook.

The Board, including the Independent Board Members, considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board, including the Independent Board Members, considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Trust. The Board noted that BlackRock and its affiliates will provide the Trust with certain administrative, shareholder, and other services (in addition to any such services to be provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, the Board noted that BlackRock and its affiliates will provide the Trust with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Trust’s custodian, fund accountant, transfer agent and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (viii) performing administrative functions necessary for the operation of the Trust, such as tax reporting, expense management, fulfilling regulatory filing requirements and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock: In their capacity as members of the boards of directors or trustees of certain other BlackRock-advised funds, the Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other BlackRock-advised funds. The Board, however, could not consider the performance history of the Trust because the Trust was newly organized and had not yet commenced operations as of the date of Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust: In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, reviewed the Trust’s proposed contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered the Trust’s estimated total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The estimated total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses and gives effect to any expense reimbursements or fee waivers that benefit a fund. The actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional separate accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board Members noted that they had previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds. The Board Members had previously reviewed BlackRock’s profitability methodology with respect to other funds the Board oversees for the year ended December 31, 2017, compared to available aggregate profitability data provided for the prior two years. The Board acknowledged the Manager’s representation that it expected the Trust’s costs of services and profitability to be broadly in line with those of other similar funds managed by the Manager. The Board Members then noted their previous review of BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating estimated expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board Members then noted their previous review, as described above, of BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board reviewed their previous consideration of the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Trust’s contractual management fee rate ranked in the first quartile and that the estimated actual management fee rate and the estimated total expense ratio ranked in the first and second quartiles, respectively, relative to the Trust’s Expense Peers. The Board noted the differences between the Trust and its

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	33

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

Expense Peers. The Board also noted that relative to the Supplemental Peer Group, the Trust’s contractual management fee rate and estimated total expense ratio were below the median. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to enter into an expense limitation agreement in which BlackRock will reimburse certain operating and other expenses of the Trust in order to limit certain expenses, to a specified amount, of the average daily value of net assets of each of the Trust’s share classes.

The Board also received and considered information relating to the Trust’s distribution arrangements, and in particular that, with respect to the Brokerage Shares, subject to the Trust’s receipt of the Multi-Class Order, the Trust would pay an ongoing distribution and shareholder servicing fee at an annual rate equal to 0.50% of the average daily net assets attributable to Brokerage Shares to the Trust’s distributor, BlackRock Investments, LLC, an affiliate of BlackRock (the “Distributor”). The Board noted that 0.25% of such fee was to be paid for distribution-related services and that the remaining 0.25% of such fee was to be paid for the provision of customary shareholder services. The Board noted that the Distributor generally would pay substantially all of these ongoing fees to financial intermediaries hired by the Distributor to distribute shares of the Trust, but that the Distributor may, in certain circumstances, retain all or a portion of the ongoing distribution fee. In evaluating the benefit of these fees to the Distributor and its affiliates (including BlackRock), the Board noted that: (i) the Distributor generally would not retain these fees, but rather generally would pay them to third-party financial intermediaries; and (ii) these fees would be paid pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act. The Board also recognized that BlackRock or BlackRock’s affiliates may make additional payments to third-party financial intermediaries from their own assets to promote the distribution of the Trust’s shares and noted BlackRock’s and the Distributor’s view that such payments are made from their own resources, including their legitimate profits, and do not constitute an indirect use of Trust assets for distribution purposes. Upon evaluating these distribution arrangements, the Board concluded that these ongoing distribution fees did not result in a material benefit to the Distributor and its affiliates (including BlackRock).

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust may benefit from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale.

The Board noted that unlike most closed-end funds that generally do not experience substantial growth after the initial public offering, the Trust’s shares will be continuously offered and would have the potential for growth beyond initial projections used in establishing the Trust’s fee structure. The Board noted that it would consider the realization of economies of scale as the Trust grows and in subsequent Board meetings.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices for BlackRock closed-end funds throughout the year.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

The Board, including all of the Independent Board Members, concluded that the ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Trust were consistent with those generally available to other fund sponsors.

Conclusion

The Board, including all the Independent Board Members, unanimously approved the Advisory Agreement between the Manager and the Trust for a two-year term beginning on the effective date of the Advisory Agreement and the Sub-Advisory Agreements among (1) the Manager, BRS and the Trust, (2) the Manager, BIL and the Trust and (3) the Manager, BCIA and the Trust, for a two-year term beginning on the effective date of the Sub-Advisory Agreements, with the implementation of the BCIA Sub-Advisory Agreement being subject to the Trust’s receipt of the Co-Investment Order. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester 1951	Chair of the Board and Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Frank J. Fabozzi 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	125 RICs consisting of 293 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; and W. Carl Kester, 1995.

(d) Mr. Perlowski is an “interested persons,” as defined in the Investment Company Act 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Fixed-Income Complex and BlackRock Multi-Asset Complex.

TRUSTEE AND OFFICER INFORMATION	35

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Capital Investment Advisors, LLC

Wilmington, DE 19809

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the respective Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charters or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	37

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

EUR	Euro

GBP	British Pound

USD	U.S. Dollar

Portfolio Abbreviations

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

OTC	Over-the-Counter

S&P	Standard & Poor’s

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when repurchased by the Fund in connection with any applicable repurchase offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CRST-6/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

2

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Strategies Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: September 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Credit Strategies Fund

Date: September 3, 2019

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